================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant   /X/
Filed by a Party other than the Registrant   / /
Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        REGENERX BIOPHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
         (1)    Title of each class of securities to which the transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of the transaction:
                Total proposed maximum aggregate value of the transaction:
         (5)    Total fee paid:

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:
         (2)    Form Schedule or Registration No.:
         (3)    Filing Party:
         (4)    Date Filed:

==============================================================================

[GRAPHIC OMITTED]                                    3 Bethesda Metro Center
                                                     Suite 700
                                                     Bethesda, MD  20814

                                                     Phone:  (301) 961-1992
                                                     Fax:    (301) 961-1991
                                                     E-mail: jjfnk@RegeneRx.com

                                  May 28, 2004

Dear Fellow Stockholder:

         You are cordially invited to attend the 2004 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the "Company"), to be held at 10:00 a.m., Eastern time, on Wednesday, June 23, 2004, at 2550 M Street, NW, Washington, DC.

         An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of six (6) directors of the Company, (ii) an amendment to the Amended and Restated 2000 Stock Option and Incentive Plan (the "Plan") increasing the number of shares available under the Plan, and (iii) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors.

         The Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1; "FOR" THE AMENDMENT TO THE PLAN UNDER PROPOSAL 2; AND "FOR" THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS SPECIFIED UNDER PROPOSAL 3.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, PLEASE VOTE YOUR SHARES AND SIGN AND RETURN THE ENCLOSED PROXY STATEMENT AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. I want to express my appreciation for your confidence and support.



                                                  Very truly yours,

                                                  /s/ Allan L. Goldstein
                                                      --------------------------
                                                      Allan L. Goldstein, Ph.D.
                                                      Chairman of the Board

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting (the "Meeting") of Stockholders of RegeneRx Biopharmaceuticals, Inc. (the "Company") will be held as follows:

        TIME.................    10:00 a.m. local time

        DATE.................    Wednesday, June 23, 2004

        PLACE................    2550 M Street, NW, Washington, DC

        ITEMS OF BUSINESS....    (1) To elect six directors, each for a term
                                       expiring  at next year's Annual Meeting
                                       of Stockholders.

                                 (2) To amend the Amended and Restated 2000
                                       Stock Option and Incentive Plan to
                                       increase the number of shares
                                       available under the Plan.

                                 (3) To ratify the Audit Committee of the Board
                                       of Directors' appointment of Reznick
                                       Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004.

                                 (4) To transact any other business that may
                                       properly come before the Meeting and any adjournment or postponement of the Meeting.


        RECORD DATE..........    Holders of record of the Company's common stock
                                 at the close of business on May 14, 2004 will be entitled to attend and vote at the Meeting or any adjournment thereof. In the event that there are not sufficient votes for a quorum, or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
                                 A complete list of the stockholders entitled to vote at the Meeting will be available at the executive offices of the

                                 Company.


        ANNUAL REPORT........    The Company's Annual Report on Form 10-KSB, as
                                 amended, for the year ended December 31, 2003 is enclosed.

        PROXY VOTING.........    It is important that your shares be represented
                                 and voted at the Meeting. You can vote your shares by returning the enclosed proxy card in the enclosed envelope. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you. REGARDLESS OF THE NUMBER OF
                                 SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.
                                 PLEASE ACT TODAY.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Allan L. Goldstein
                                                  ------------------------------
                                                  ALLAN L. GOLDSTEIN, PH.D.
                                                  Chairman of the Board

Bethesda, Maryland
May 28, 2004

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992
                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------
                             MEETING OF STOCKHOLDERS
                                  JUNE 23, 2004

                                TABLE OF CONTENTS

                                                                            PAGE

SOLICITATION AND VOTING PROXIES................................................1

INFORMATION ABOUT THE MEETING AND VOTING SECURITIES............................3

STOCK OWNERSHIP................................................................6

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................8

PROPOSAL 2 - AMENDMENT OF THE AMENDED AND RESTATED
2000 STOCK OPTION AND INCENTIVE PLAN..........................................18

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF AUDITORS..........................20

ADDITIONAL INFORMATION........................................................22

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------

SOLICITATION AND VOTING PROXIES

         The Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company") is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's 2004 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held on June 23, 2004 at 10:00 a.m., Eastern time, at 2550 M Street, NW, Washington, DC. This proxy statement and the accompanying materials are being mailed to stockholders on or about May 28, 2004.

         At the Meeting, stockholders will be asked to vote on three proposals:
(1) the election of six directors of the Company, each to serve for a term expiring at next year's Annual Meeting of stockholders, (2) an amendment to the Amended and Restated 2000 Stock Option and Incentive Plan (the "Plan") to increase the number of shares available under the Plan, and (3) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the Meeting. Other than matters set forth on the attached Notice of 2004 Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders' discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting and at any adjournment thereof, including whether or not to adjoin the Meeting.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are required to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. By submitting your proxy, you authorize the Company's Board of Directors (the "Board") to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN THIS PROXY STATEMENT, FOR AMENDMENT OF THE PLAN, AND FOR RATIFICATION OF REZNICK FEDDER & SILVERMAN, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

         You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivery to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Meeting.

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. The cost of solicitation on behalf of the management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers, and other employees of the Company, without additional compensation therefore. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company's Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2003, filed by the Company with the Securities and Exchange Commission, is enclosed. The Form 10-KSB, and any amendments thereof, do not constitute a part of the proxy solicitation materials and are not incorporated into this proxy statement by reference.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY.

               INFORMATION ABOUT THE MEETING AND VOTING SECURITIES

WHAT IS THE PURPOSE OF THE MEETING?

         At the Meeting, stockholders will be asked to vote on the following proposals:

         Proposal 1.   Election of six directors of the Company, each for a term
                       expiring at next year's Meeting of stockholders; and

         Proposal 2.   Amendment of the Plan to increase the number of shares
                       available under the Plan from 2,500,000 to 3,200,000.

         Proposal 3.   Ratification of the appointment of Reznick Fedder &
                       Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004.

Stockholders also will act on any other business that may properly come before the Meeting. Members of our management team will be present at the Meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

         The close of business on May 14, 2004 has been fixed by the Board of Directors as the record date (the "Record Date"). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting and at any adjournment thereof. The only class of stock entitled to be voted at the Meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the Meeting. There is no cumulative voting. The total number of shares of common stock ("Common Stock") outstanding on the Record Date was 32,588,998 as reported by the Company's transfer agent.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. Proposal 1, Proposal 2, and Proposal 3 are all "discretionary items."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

         A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present or there are not sufficient votes to approve or ratify any proposal at the time of the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.

         2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in "street name" with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on May 14, 2004, the record date for voting at the Meeting. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the Meeting by:

           o  submitting another proxy with a later date;
           o giving written notice of the revocation of your proxy to the Company's Secretary prior to the Meeting; or
           o voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

         Your Board recommends that you vote:

           o FOR election of the six nominees named in this proxy statement to the Board of Directors;
           o FOR amendment of the Plan to increase the number of shares available under the Plan from 2,500,000 to 3,200,000; and

           o FOR ratification of the Audit Committee of the Board of Directors' appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

        As for the election of Directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, the elections of a director requires a plurality of the votes cast, without regard to either (i) broker non-votes, or (iii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Plurality of the votes means the six nominees receiving the highest number of "FOR" votes will be elected as directors.

        As to the amendment of the Plan set forth in Proposal 2 and the approval of the ratification of the appointment of Reznick Fedder and Silverman, P.C. as the Independent Accountants of the Company set forth in Proposal 3 and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" from voting on such proposal. Under Delaware law and the Company's bylaws, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval and ratification of Proposal 2 and Proposal 3. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card for such proposals will not be counted as votes cast for purposes of Delaware law and the Company's bylaws. Shares underlying broker non-votes will not be counted as present and entitled to vote or as votes cast and will have no effect on such proposals.

        If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

           o FOR the election of the six nominees named in this proxy statement to the Board of Directors;
           o  FOR amendment of the Plan;
           o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004.

        If your shares are held in "street name" with a broker, your broker may vote your shares in its discretion with respect to "discretionary" items. In the case of "non-discretionary" items, your shares will not be voted. The election of directors, the amendment of the Plan, and the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors are "discretionary items."

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

        The Board of Directors knows of no other business that will be presented at the Meeting. If, however, any other proposal properly comes before the stockholders for a vote at the Meeting, the

Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows, as of May 14, 2004, the beneficial ownership of the Company's common stock by:

            o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock as of the Record Date;
            o each director of the Company; and
            o all of the executive officers and directors of the Company as a group.

        The persons named in the following table have sole voting and dispositive powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to outstanding options, warrants or other rights to acquire held by a person that are currently exercisable or exercisable within 60 days after May 14, 2004 are included in the number of shares beneficially owned by the person and deemed outstanding shares for purposes of calculating the person's percentage ownership. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. As of May 14, 2004, there were 32,588,998 shares of Company common stock outstanding.


                                                                                                    Percent of
                                                                              Beneficial           Common Stock
                 Name of Beneficial Owner                                     Ownership             Outstanding
----------------------------------------------------------------------  -----------------------  ------------------

J. J. Finkelstein
Director, President and Chief Executive Officer                               2,039,888(1)             6.18

Allan L. Goldstein,
Chairman and Chief Scientific Officer                                         2,350,286(2)             7.16

Albert Rosenfeld, Director, Secretary and Treasurer                             120,100(3)             0.37

                                                                                                    Percent of
                                                                              Beneficial           Common Stock
                 Name of Beneficial Owner                                     Ownership             Outstanding
----------------------------------------------------------------------  -----------------------  ------------------

Richard J. Hindin, Director                                                   1,836,591(4)             5.62

Joseph C. McNay, Director                                                     1,444,111(5)             4.39

Sidney J. Silver                                                              1,900,000(6)             5.83

Defiante Farmaceutica Unipessoal, L.d.a.                                     10,105,822(7)            29.55

All executive officers and directors as a group (5 persons)                   7,790,976(8)            23.07

--------
(1) Consists of (i) 1,608,638 shares owned directly by Mr. Finkelstein over which he has sole voting and dispositive powers; and (ii) 12,500 shares held by Mr. Finkelstein's minor daughter with respect to which Mr. Finkelstein shares voting and dispositive powers. The address for Mr. Finkelstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 68,750 options to purchase common stock to be issued to Mr. Finkelstein under the Amended and Restated Option Plan that are currently unexercisable.

(2) Consists of (i) 2,091,536 shares owned directly by Dr. Goldstein and his wife over which they share voting and dispositive powers. The address for Dr. Goldstein is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. Does not include 41,250 options to purchase common stock to be issued to Dr. Goldstein under the Amended and Restated Option Plan that are currently unexercisable.

(3) Consists of (i) 10,100 shares owned directly by Mr. Rosenfeld over which he has sole voting and dispositive powers; and (ii) 110,000 shares which Mr. Rosenfeld has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Rosenfeld is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(4) Consists of (i) 1,750,188 shares owned directly by Mr. Hindin over which he has sole voting and dispositive powers; and (ii) 66,666 which Mr. Hindin has the right to acquire through the exercise of stock options that are currently exercisable and (iii) 19,737 shares which Mr. Hindin has the right to acquire pursuant to the exercise of warrants. Does not include 33,334 options to purchase common stock to be issued to Mr. Hindin under the Amended and Restated Option Plan that are currently unexercisable. The address for Mr. Hindin is 407 Chain Bridge Road, McLean, Virginia 22101.

(5) Consists of (i) 1,142,795 shares owned directly by Mr. McNay over which he has sole voting and dispositive powers; (ii) 110,000 shares which Mr. McNay has the right to acquire through the exercise of stock options that are currently exercisable; and (iii) 191,316 shares which Mr. McNay has the right to acquire pursuant to the exercise of warrants. The address for Mr. McNay is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(6) The address for Mr. Silver is c/o Silver, Freedman & Taff, LLP, 1700 Wisconsin Avenue, NW, Washington, DC 20007.

(7) Consists of (i) 8,492,664 shares owned directly by Defiante over which they have sole voting and dispositive powers and (ii) 1,613,158 shares which Defiante have the right to acquire pursuant to the exercise of warrants. The address for Defiante Farmaceutica Unipessoal, L.d.a. is Rua dos Ferreiros, 260, Funchal-Madeira (Portugal) 9000-082. Claudio Cavazza and Paolo Cavazza exercise the voting, investment and dispositive rights over the securities.

(8)  Includes the shares noted in the footnotes above.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no reports were required during the fiscal year ended December 31, 2003, the Company believes that during the past fiscal year its officers, directors and greater than ten percent (10%) beneficial owners complied with all filing requirements.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of five directors. The Company's bylaws allow for not less than three and not more than seven Directors. Directors are elected annually to serve one-year terms. Prior to the Meeting, the Company's Board of Directors increased the number of directors to six directors as of the Meeting.

         Accordingly, the six individuals listed below each have been nominated for election as a director at the Meeting, to hold office until the next Meeting of stockholders and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the Meeting by the holders of shares present in person or by proxy at the Meeting is required to elect the nominees named below as directors.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------------------------------------------
            NAME,                                   PRINCIPAL OCCUPATION AND
YEAR FIRST BECAME DIRECTOR OF        AGE              BUSINESS EXPERIENCE
       COMPANY, TITLE
--------------------------------------------------------------------------------------------------------------------

J.J. Finkelstein, 2002               52       RegeneRx's President and CEO since 2002 and a member of the Board
President and CEO                             of Directors since 2002. Mr. Finkelstein has been a chief executive officer and consultant in the bioscience industry for the past twenty-two years, having served as Chief Executive Officer of three biomedical companies since 1982, including as CEO of RegeneRx from
                                              1984 to 1989 and as Vice-Chairman from 1989 to 1991.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
            NAME,                                   PRINCIPAL OCCUPATION AND
YEAR FIRST BECAME DIRECTOR OF        AGE              BUSINESS EXPERIENCE
       COMPANY, TITLE
--------------------------------------------------------------------------------------------------------------------

Allan L. Goldstein, 1982             66       Chairman of the Board of RegeneRx since 1982; Chief Executive
Chairman and Chief Scientific                 Officer of RegeneRx from 1982 to 1986, and 1999 to 2002; Chief
Officer                                       Scientific Advisor of RegeneRx from 1982 to present; Professor and
                                              Chairman of Department of Biochemistry and Molecular Biology at The
                                              George Washington University School of Medicine and Health Sciences
                                              from 1978 to present.
--------------------------------------------------------------------------------------------------------------------

Albert Rosenfeld, 1982               83       Secretary - Treasurer of RegeneRx from 1999 to present; Consultant
Secretary and Treasurer                       on Future Programs for March of Dimes Birth Defect Foundation from
                                              1973 to present; Adjunct Assistant Professor, Department of Human
                                              Biological Chemistry and Genetics at University of Texas Medical
                                              Branch, from 1974 to 1998; author and lecturer on scientific matters.
--------------------------------------------------------------------------------------------------------------------

Richard J. Hindin, 2002              61       Director of Chicken Out Rotisserie Inc., founded in 1991, which operates 28 restaurants in four states and the District of
                                              Columbia, with annual sales in excess of $30 million. In 1967, he co-founded Britches of Georgetown, Inc., (Britches) a clothing retailer specializing in the sale of upscale men's and women's apparel and accessories. Mr. Hindin also serves as Chairman of the Board of The Institute of Advanced Studies in Immunology and
                                              Geriatric Medicine, a non-profit 501(c)(3) corporation that specializes in disseminating medical information to the public as well as providing the pharmaceutical industry with an independent source for testing vaccines and drugs for the elderly. Mr. Hindin is also President of Hinsilblon Laboratories Ltd., a company based in Cape Coral, Florida which sells odor neutralization products and delivery systems.
--------------------------------------------------------------------------------------------------------------------

Joseph C. McNay, 1987                69       Managing Principal, Chairman and Chief Investment Officer of Essex
                                              Investment Management Company, LLC, a registered investment advisor, from 1976 to present; Director of Softech, Inc. and MPSI System, Inc.
--------------------------------------------------------------------------------------------------------------------

Mauro Bove, 2004 Nominee             48       Mr. Bove presently heads the Corporate Development Department and sits on the Board of Directors of Sigma-Tau Finanziaria S.p.A. He
                                              has served in a number of senior  positions in business, licensing and corporate development within Sigma-Tau, which has subsidiaries in most European countries and the United States. Mr. Bove has twenty years of business and management experience within the pharmaceutical industry. Mr. Bove obtained his law degree at the
                                              University of Parma, Italy, in 1980. In 1985,he attended the
                                              Academy of American and International Laws at the International
                                              and Comparative Law Center, Dallas, Texas.
--------------------------------------------------------------------------------------------------------------------

MEDICAL AND SCIENTIFIC ADVISORY BOARD

         RegeneRx has an advisory board called the Medical and Scientific Advisory Board. RegeneRx's Medical and Scientific Advisory Board consists of experts in various medical and scientific fields who advise RegeneRx on key aspects of its wound-healing technology platform, based on T(beta)4. They advise RegeneRx in such areas as potential therapeutic uses for T(beta)4, strategies for clinical development, and evaluation of new scientific or medical data. In addition, the members also introduce RegeneRx to companies who might be interested in working with it on its technology.

         All outside MSAB members receive options for 30,000 shares of stock at the trailing 20-day average bid, which vest over three years. They also receive $1,000 for each MSAB annual meeting they attend plus all travel expenses. The MSAB has had no annual meetings to date.

         The members of the MSAB are Allan L. Goldstein (Chairman); Albert Rosenfeld; Herve Byron, MD; Barrett Katz, MD, MBA; Steve Kovacs, MD, MBA; Claudio De Simone, Ph.D.; Jo-David Fine, MD, MPH.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Company's Board of Directors met 5 times in fiscal 2003. During 2003, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Audit, Compensation and Stock Option committees.

         The Audit Committee seeks to ensure that appropriate audits of the Company are conducted, as well as the adequacy of the internal accounting controls and the integrity of financial reporting. The members of the Audit Committee are Directors McNay and Rosenfeld. The Audit Committee met once during fiscal 2003. For additional information regarding the audit committee, see "Audit Committee Matters" below.

         The Compensation Committee is responsible for the determination of compensation paid to executive officers. The members of the Compensation Committee are Directors McNay and Rosenfeld. The Compensation Committee met once in fiscal 2003.

         The Stock Option Committee is responsible for administering the Company's stock option plans and in this capacity approves stock option grants. Each director is a member of the Stock Option Committee. The Stock Option Committee met once in fiscal 2003.

         The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Board of Directors believes that members of the Board of Directors can satisfactorily carry out the responsibility of properly selecting or approving nominees for the Board of Directors without the formation of a standing nominating committee. The members of the Board of Directors who are "independent" as defined in Rule 4200 of the National Association of Securities Dealers (the "NASD") listing standards for the Nasdaq Stock Market are

Joseph C. McNay and Richard Hindin. As there is no standing nominating committee, the Company does not have a nominating committee charter in place.

         While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an Meeting must be made in writing and delivered to the Company's Secretary not less than fourteen days nor more than fifty days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than twenty-one days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

         In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, a director, designated by the Board will then initiate the search, working with staff support and seeking input from other directors and senior management, and considering any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth above will then be identified and presented to the directors. The directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the board of directors will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for appointment to the Board at the annual meeting. The Board of Directors met once during the past fiscal year in its nominating capacity. All the members of the Board of Directors attended the prior year's annual meeting

AUDIT COMMITTEE MATTERS

         Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the year ended December 31, 2003:

             o The Audit Committee has reviewed and discussed with the Company's management the Company's 2003 audited financial statements;

             o The Audit Committee has discussed with the Company's independent auditors (Reznick Fedder & Silverman, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

             o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

             o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                 Joseph C. McNay
                                Albert Rosenfeld

         Independence and Other Matters. Mr. McNay is "independent" under the NASD listing standards for the Nasdaq Stock Market. Because he is an officer of the Company, Mr. Rosenfeld is not "independent" under this definition. Mr. McNay is the audit committee financial expert as defined in Item 401(e) of Regulation S-B. The Company's Board of Directors has not adopted a written charter for the audit committee.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Company has established procedures for security holders to communicate directly with the Board of Directors on a confidential basis. Security holders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Security Holder-Board Communication" or "Security Holder-Director Communication." All such letters must identify the author as a security holder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

DIRECTORS' COMPENSATION

         Directors McNay and Rosenfeld were previously owed director fees earned prior to 1999 and totaling $9,082 at the end of 2002. These amounts were repaid during 2003. Non-employee directors are paid $1,000 per board meeting attended in person (or $300 if attended by telephone conference) and an annual amount of $5,000. Employee directors, such as Directors Goldstein and Finkelstein, are not paid for board service and meeting attendance. In addition, directors are not compensated for committee service or meeting attendance.

EXECUTIVE COMPENSATION

         The following table summarizes for the years indicated the compensation paid by RegeneRx to its Chief Executive Officer during 2003 and all executive officers of RegeneRx that earned a salary and bonus for 2003 in excess of $100,000.


                                                                                 LONG TERM
                                                                                COMPENSATION
                                               ANNUAL COMPENSATION                AWARDS(4)
                                               -------------------                ---------
                                                                  Other        Restricted
Name and                                                          Annual         Stock
--------                 Fiscal                                Compensation      Award      Options      All Other
Principal Position        Year       Salary        Bonus         ($)(3)           ($)         (#)       Compensation
------------------        ----       ------        -----         ------           ---         ---       ------------

J.J. Finkelstein,         2003      $175,000     $20,000(2)        --             --            --             --
President and             2002      $175,000          --           --             --       500,000             --
Chief Executive           2001            --          --           --             --            --       $107,670
Officer(1)

Allan L. Goldstein,       2003      $110,000     $20,000(2)        --             --            --             --
Chairman and Chief        2002      $110,000          --           --             --       300,000        $37,674
Scientific Advisor        2001       $55,000          --           --             --            --         $5,000


-----------------

(1) On March 19, 2002, J.J. Finkelstein was appointed as RegeneRx's President and Chief Executive Officer, replacing Dr. Goldstein who will remain as Chairman and Chief Scientific Advisor of RegeneRx.

(2) Dr. Goldstein and J.J. Finkelstein were awarded a $20,000 bonus for work performed in 2002. The amounts were accrued as of 12/31/02 and paid in 2003.

(3) Dr. Goldstein and Mr. Finkelstein did not receive any (a) personal benefits or perquisites which exceeded the lesser of $50,000 or 10% of his salary and bonus; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) amounts reimbursed for payment of taxes; or (e) preferential discounts on stock.

(4) RegeneRx had no long-term incentive plans in existence and made no payouts or awards under such plans.

         The following table provides information as to the value realized and unrealized by Dr. Goldstein and Mr. Finkelstein related to stock options during 2003. No stock options were exercised by Dr. Goldstein or Mr. Finkelstein during 2003.

--------------------------------------------------------------------------------------------------------------------
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                         OPTIONS AT FY-END                 OPTIONS AT FY-END
                                                                 (#)                              ($)
                                                   ----------------------------         ----------------------------
                          SHARES
                         ACQUIRED       VALUE
                        ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
     NAME                  (#)           ($)          (#)              (#)              ($)             ($)*
--------------------------------------------------------------------------------------------------------------------
Allan L. Goldstein         --             --         201,000          99,000          176,880          87,120
--------------------------------------------------------------------------------------------------------------------
J.J. Finkelstein           --             --         335,000         165,000          294,800         145,200
--------------------------------------------------------------------------------------------------------------------
* Based on a closing stock price on December 31, 2003 of $1.21 and an exercise price of $0.33.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         RegeneRx made advances to two officers prior to July 2002 which were non-interest bearing and due on demand. At December 31, 2003 and 2002, $26,897 and $24,817, respectively, are due from the officers. Of the amounts due from the officers, $17,417 and $23,417 due in 2003 and 2002, respectively, were related to the previous personal loans while the remainder were related to routine corporate travel advances.

         In February 2003, the Board of Directors approved the modification of the subscription notes receivable agreements between RegeneRx and two officers totaling $150,000 for the purchase of common stock. Under the modified agreements, the two officers paid a total of $40,000 and returned 357,724 shares of common stock to the company.

         In May 2003, RegeneRx entered into Bridge Loan Agreements with certain shareholders, including Richard J. Hindin, a director. The Bridge Loans totaling $400,000, accrued interest at 10% per annum and were scheduled to mature in November 2005. In addition, RegeneRx issued warrants to purchase 200,000 shares of its common stock at $.10 per share. The principal and accrued interest were repaid in June 2003. RegeneRx recorded interest expense of $40,648 related to the issuance of the warrants.

Employment Agreements

         On January 1, 2002, Dr. Goldstein and J.J. Finkelstein entered into employment contracts with RegeneRx to serve as Chairman and Chief Scientific Advisor and President and Chief Executive Officer, respectively. In February 2004, the Compensation Committee voted to increase the salaries of Dr. Goldstein and Mr. Finkelstein to $125,000 and $200,000, respectively. The other terms of the agreements are as otherwise stated below.

Employment Contract of Dr. Goldstein
------------------------------------

         Pursuant to the terms of his employment agreement, Dr. Goldstein is not obligated to devote 100% of his time to RegeneRx and continues to be employed by The George Washington University in Washington, D.C. The initial term of Dr. Goldstein's employment agreement is three years. The agreement will automatically be extended for successive one-year terms unless RegeneRx or Dr. Goldstein elects not to extend the agreement. The agreement provides for annual compensation of $110,000 and eligibility to receive an annual bonus in the discretion of the Board of Directors of RegeneRx. In consideration for his services, RegeneRx also granted Dr. Goldstein an option to purchase 300,000 shares of RegeneRx's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Dr. Goldstein's option vested as to 34% of the option shares on the first anniversary of the grant (January 1, 2003) and in twenty-four (24) equal monthly installments thereafter so long as he remains employed by RegeneRx. In the event of Dr. Goldstein's termination without cause or upon the occurrence of certain change in control events, Dr. Goldstein's stock shall immediately vest and be released from RegeneRx's repurchase option.

         Pursuant to the agreement, Dr. Goldstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of RegeneRx and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by RegeneRx which are offered to senior executive officers in RegeneRx. The agreement also provides that Dr. Goldstein will receive such perquisites as RegeneRx may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of RegeneRx (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of RegeneRx and federal, state and local law).

         Dr. Goldstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to RegeneRx, its business or prospects, financial or otherwise. In addition, Dr. Goldstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Dr. Goldstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, RegeneRx is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. Dr. Goldstein is required to sign a release in favor of RegeneRx as a condition to receiving the severance payment.

         Pursuant to the employment agreement, RegeneRx may terminate Dr. Goldstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Dr. Goldstein may resign his employment for good reason by giving notice to RegeneRx. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with

RegeneRx, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by RegeneRx to pay his the compensation and benefits under this Agreement. If Dr. Goldstein resigns with good reason, RegeneRx is obligated to pay him the severance described above.

Employment Contract of Mr. Finkelstein
--------------------------------------

         Pursuant to the terms of his employment agreement, Mr. Finkelstein is expected to devote 100% of his time and efforts to RegeneRx. The initial term of Mr. Finkelstein's employment agreement is three years. The agreement will automatically be extended for successive one-year terms unless RegeneRx or Mr. Finkelstein elects not to extend the agreement. The agreement provides for annual compensation of $175,000 and eligibility to receive an annual bonus in the discretion of the Board of Directors of RegeneRx. In consideration for his services, RegeneRx also granted Mr. Finkelstein an option to purchase 500,000 shares of RegeneRx's common stock at a purchase price equal to fair market value pursuant to the Amended and Restated Option Plan. Mr. Finkelstein's option vested as to 34% of the option shares on the first anniversary of the grant (January 1, 2003) and in twenty-four (24) equal monthly installments thereafter so long as he remains employed by RegeneRx. In the event of Mr. Finkelstein's termination without cause or upon the occurrence of certain change in control events, Mr. Finkelstein's stock shall immediately vest and be released from RegeneRx's repurchase option.

         Pursuant to the agreement, Mr. Finkelstein is entitled to participate in and receive all standard employee benefits under applicable Company welfare benefits plans and programs to the same extent as other senior executives of RegeneRx and to participate in all applicable incentive plans, including stock option, stock, bonus, savings and retirement plans provided by RegeneRx which are offered to senior executive officers in RegeneRx. The agreement also provides that Mr. Finkelstein will receive such perquisites as RegeneRx may establish from time to time which are commensurate with his position and comparable to those received by other senior executives of RegeneRx (including vacation of at least four (4) weeks per annum and holidays, leaves of absence and leaves for illness and temporary disability in accordance with the policies of RegeneRx and federal, state and local law). Under the employment agreement, RegeneRx also is obligated to maintain a life insurance policy covering the life of Mr. Finkelstein with coverage in the amount of not less than $1,000,000 and a disability insurance policy with coverage in the maximum amount allowable or appropriate as determined by his base salary, provided that RegeneRx is not obligated to pay more than $600 per month in the aggregate, for life and disability coverage.

         Mr. Finkelstein is prohibited under the agreement participating in or taking any position, investment or interest known by him to be adverse or antagonistic to RegeneRx, its business or prospects, financial or otherwise. In addition, Mr. Finkelstein is bound by a proprietary information, nonsolicitation, noncompetition and inventions assignment agreement as part of his employment agreement.

         If Mr. Finkelstein's employment is terminated without cause (as defined in the employment agreement) or he terminates his employment for any reason within 12 months after a change of control event, RegeneRx is obligated to pay him a lump sum payment in an amount equal to his then annual base salary (less federal and state tax withholding) as severance pay. In addition, RegeneRx will reimburse him for premiums he pays for life and disability insurance for a 12 month period. Such reimbursement, in the aggregate, generally will be capped at the $600 per month. Mr. Finkelstein is required to sign a release in favor of RegeneRx as a condition to receiving any severance payment.

         Pursuant to the employment agreement, RegeneRx may terminate Mr. Finkelstein in the event of his death, or any illness, disability or other incapacity that renders him unable regularly to perform his duties generally for more than either one hundred twenty (120) consecutive days or more than a total of one hundred eighty (180) days in any consecutive twelve (12) month period. Mr. Finkelstein may resign his employment for good reason by giving notice to RegeneRx. Good reason generally is defined by the employment agreement as a material change in his duties or responsibilities with RegeneRx, which causes his position to become one of lesser responsibility or importance, or a relocation of his place of employment by more than 60 miles or a material reduction in the benefits and perquisites provided to him or any material failure by RegeneRx to pay his the compensation and benefits under this Agreement. If Mr. Finkelstein resigns with good reason, RegeneRx is obligated to pay him the severance described above.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2003.


                                                                                        NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES                                 FUTURE ISSUANCE UNDER
                                    TO BE ISSUED UPON          WEIGHTED-AVERAGE         EQUITY COMPENSATION
                                      EXERCISE OF              EXERCISE PRICE OF          PLANS (EXCLUDING
                                   OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,     SECURITIES REFLECTED IN
                                   WARRANTS AND RIGHTS        WARRANTS AND RIGHTS            COLUMN (a))
      PLAN CATEGORY                        (a)                         (b)                       (c)

Equity compensation plans               1,225,000                     0.32                   1,275,000
approved by security holders

Equity compensation plans not               0                          0                         0
approved by security holders

Total                                   1,225,000                     0.32                   1,275,000

     PROPOSAL 2--AMENDMENT OF THE AMENDED AND RESTATED 2000 STOCK OPTION AND
                                 INCENTIVE PLAN

         The Board of Directors maintains the Amended and Restated 2000 Stock Option and Incentive Plan (the "Plan"). An aggregate of 2,500,000 shares of Common Stock are currently reserved for issuance under the Plan. As of May 14, 2004, 1,430,000 option shares had been awarded under the Plan; however, the Board of Directors believes that the availability of an adequate number of shares in the share reserve of the Plan is an important factor in continuing to attract, retain and motivate qualified employees and non-employee directors essential to the success of the Company. The options also provide these persons with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholders' concerns and reward employees for outstanding performance. Accordingly, the Board of Directors has adopted, subject to stockholder approval, an amendment to the Plan that provides for an increase in the number of shares of Common Stock underlying the Plan to 3,200,000 shares.

OPTION PLAN

         The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, officers, employees, consultants and advisors of the Company and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Company and its Affiliates. The principal features and terms of the Plan as amended and restated are summarized below.

         The Plan provides for grants of both Incentive Stock Options and Non-Qualified Stock Options to participants. The Plan is administered by a committee of the board of directors (the "Stock Option Committee" or the "Committee") that consists either of the entire Board of Directors or two or more members of the Board who are "outside," non-employee directors. Unless otherwise restricted by the Board of Directors, the committee has the authority and discretion to select participants in the Plan and to grant options under the Plan. The committee is authorized under the Plan to fix the terms and conditions of all option awards. The exercise price for options is determined by the committee, however the exercise price cannot be less than the fair market value of a share on the date of grant of the option. In the case of an Incentive Stock Option granted to a ten percent owner, the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. The Committee may set the term of each option granted under the Plan, however, the term cannot exceed ten years (five years in the case of a Incentive Stock Option granted to ten percent owner). The Plan also gives to the committee the authority to determine vesting and exercisability of options granted under the Plan and to specify the method of payment of the exercise price. For purposes of the Plan, fair market value is defined to mean the per share closing price of the shares on the securities exchange on which the shares are listed or, if not listed on a securities exchange, the average of the per share closing bid prices of the shares as reported on the OTC Bulletin Board, or, if such bid prices are not reported on the OTC Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, in each such case averaged over a period of the twenty (20) trading days preceding the date in question, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

         The Plan generally provides that upon an option holder's termination of service for any reason other than for cause or due to death or disability, the option holder's vested and exercisable options can be exercised up until the earlier to occur of (i) three months following the termination of service or
(ii) the expiration of the option by its terms. Unless otherwise determined by the Committee, upon termination of service of an option holder due to death or disability, the option holder's vested and exercisable options can be exercised up until the earlier to occur of (i) one year following the termination of service on account of death or disability or (ii) the expiration of the option by its terms. Upon a termination of service of an option holder for cause (as defined by the Plan), all of the option holder's unexercised options shall immediately be forfeited.

         The Plan currently provides that the maximum number of shares with respect to which options may be granted under the Plan is two million five hundred thousand (2,500,000) (subject to certain adjustments for changes in the capitalization of the Company) plus any shares repurchased by the Company on the open market and any shares surrendered to the Company in payment of the exercise price of options granted under the Plan. The Plan also limits the total number of options that can be granted to a participant in a calendar year to seven hundred and fifty thousand (750,000), subject to certain adjustments.

         The Plan provides that in the event of a certain corporate events (including a merger or consolidation), option holders may have the right to elect to receive cash upon exercise of any option equal to the fair market value of the stock less the exercise price of such option times the number of options exercised. The Committee in its discretion will determine whether such amounts are to be paid in cash, property or some combination. The Plan also provides that upon the occurrence of certain events that are treated as a "change in control" all outstanding options generally will become fully vested and exercisable (unless otherwise provided in an optionholder's option award agreement).

         Options granted under the Plan are restricted as to transferability. Generally, options only may transferred by will or the laws of descent and distribution, however, Non-Qualified Stock Options also may be transferred by gift under certain circumstances and pursuant to certain domestic relations orders. Option holders may be required under the Plan to make certain investment representations in connection with the exercise of options to enable the Company to comply with Federal and state securities laws. The Company may refuse delivery of shares under the Plan if the requested representations are not made by an option holder or if the shares have not been registered by the Company on a stock exchange. At the time of delivery of shares under the Plan, option holders may be required to pay any taxes associated with the exercise of the option that the Company is required to withhold. The Plan permits the Company to sell shares that an option holder otherwise would receive upon exercise of the option to cover the tax amounts required to be withheld.

         No person has a right to be selected as a participant in the Plan or to be granted an option under the Plan. Participation in the Plan or the grant of an option under the Plan does not give any participant or option holder rights as an employee, consultant or advisor of the Company or the right to be retained in the employ of or as a Consultant or Advisor to the Company or any Affiliate.

         The Board of Directors of the Company generally has the authority to amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or Plan participants. However, to extent that an amendment to the Plan requires shareholder approval under any applicable federal or state law or regulation or the rules of any stock exchange, the Board of Directors will seek stockholder approval. Unless otherwise terminated, the Plan will remain effective for a term of ten years from its effective date.

         The Company cannot determine the number of options to be received in the future by the Named Executive Officers, current non-employee directors, all current officers as a group or all employees (including current officers who are not executive officers) as a group, as a result of the proposed increase in the number of shares reserved under the Plan. Notwithstanding the foregoing, Mr. Bove will be awarded options for 100,000 shares if elected as a new director.

         A complete copy of the Amended and Restated 2000 Option and Incentive Plan is attached as Exhibit A.

VOTE REQUIRED FOR  APPROVAL

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the Meeting and entitled to vote is required to constitute stockholder approval and ratification of this Proposal 2.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN.

             YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                      AMENDMENT OF THE AMENDED AND RESTATED
                      2000 STOCK OPTION AND INCENTIVE PLAN.

               PROPOSAL 3--RATIFICATION OF APPOINTMENT OF AUDITORS

         Effective April 25, 2000, the Company engaged Reznick Fedder & Silverman, P.C. as its principal accountant to audit the Company's financial statements. During the Company's fiscal years ended December 31, 1998 and 1999 and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, P.C., the Company did not, nor did anyone on the Company's behalf, consult Reznick Fedder & Silverman, P.C. regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K.

         The Audit Committee of the Board of Directors has appointed Reznick Fedder & Silverman, P.C. as principal accountant for the fiscal year ending December 31, 2004, subject to the ratification of the appointment by stockholders at the Meeting. A representative of Reznick Fedder & Silverman, P.C. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         Fees paid to RegeneRx's independent auditors, Reznick Fedder & Silverman for the last two fiscal years ended December 31 were as follows:

                                    2003               2002
                                    ----               ----

    AUDIT FEES:                   $ 22,500           $ 15,000

    AUDIT-RELATED FEES:(1)        $  7,500           $  7,500

    TAX FEES:(2)                  $  5,000           $ 10,000

    ALL OTHER FEES:(3)            $      0           $      0

   (1) Review of quarterly Forms 10-QSB and year end Annual Report on Form
       10-KSB.
   (2) Tax preparation service
   (3) Service, other than audit fees, audit related fees or tax services

         All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Reznick Fedder & Silverman was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

         The Audit Committee pre-approves all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the Meeting and entitled to vote is required to approve the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

           YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2005 MEETING

         If you intend to present a stockholder proposal at next year's Meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, by January 29, 2005 to be eligible for inclusion in the Company's proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's certificate of incorporation and bylaws and Delaware law.

                                                                      EXHIBIT A

         The following is a copy of the complete provisions of the Plan in effect as of the date hereof. We have included the entire Plan for disclosure purposes so that you can look at each of the provisions that are being amended in making your vote.

                        REGENERX BIOPHARMACEUTICALS, INC.

            AMENDED AND RESTATED 2000 STOCK OPTION AND INCENTIVE PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers, employees, Consultants and Advisors of the Corporation and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Corporation and its Affiliates.

     2.  Definitions. The following definitions are applicable to the Plan:

     "Advisor" -- means an advisor retained by the Corporation or an Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

     "Board" -- means the board of directors of the Corporation.

     "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Consultant" -- means a consultant retained by the Corporation or a Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

     "Corporation" -- means RegeneRx Biopharmaceuticals, Inc., (Alpha 1 Biomedicals, Inc.) a Delaware corporation, and any successor thereto.

     "Disability" -- has the meaning assigned to such term in Section 22(e)(3) of the Code, or any successor provision.

     "Employee" means any person who is employed by the Corporation, and whose wages are reported on a Form W-2. The Corporation's classification as to who is an Employee shall be determinative for purposes of an individual's eligibility under the Plan.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Option Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

     "Market Value" -- means, on the date in question (or, if the date in question is not a trading day, on the last trading day preceding the date in question), the per share closing price of the Shares on the principal securities exchange on which the Shares are listed (if the Shares are so listed), or on the Nasdaq Stock Market (if the Shares are listed on the Nasdaq Stock Market), or, if not listed on a securities exchange or the Nasdaq Stock Market, the average of the per share closing bid prices of the Shares as reported on the OTC Bulletin Board, or, if such bid prices are not reported on the OTC Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, in each such case averaged over a period of the twenty (20) trading days preceding the date in question, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Option Agreement" -- means the agreement evidencing the grant of an Option under the Plan.

     "Participant" -- means any director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate who is selected to receive an Option pursuant to Section 5.

     "Plan" -- means this RegeneRx Biopharmaceuticals, Inc. (Alpha 1 Biomedicals, Inc.) Amended and Restated 2000 Stock Option and Incentive Plan.

     "Shares" -- means the shares of common stock of the Corporation.

     "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate for purposes of a Non-Qualified Stock Option.

     3. Administration.

     (a) The Plan shall be administered by a Committee consisting of either
(i) each member of
the Board, or (ii) two or more members of the Board appointed by the Board, each of whom (A) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (B) shall be a "non-employee director," as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar or successor provision. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Options; (ii) determine the number of Shares to be subject to types of Options generally, as well as to individual Options granted under the Plan; (iii) determine the terms and conditions upon which Options shall be granted under the Plan; (iv) prescribe the forms and terms of Option Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     (b) Limitation on Liability. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Corporation's bylaws, the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     4. Shares Subject to Plan.

        (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Options may be granted under the Plan is two million five hundred thousand (2,500,000), plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Option which terminates shall not be considered to have been granted under the Plan, and new Options may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

        (b) During any calendar year, no Participant may be granted Options under the Plan with respect to more than 750,000 Shares, subject to adjustment as provided in Section 6.

     5. Options. The Committee is hereby authorized to grant Incentive Stock Options and Non-Qualified Stock Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine:

           (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided, further, that in the case of an

Incentive Stock Option granted to an individual who, at the time of grant, is the beneficial owner of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate (a "Ten Percent Owner"), such exercise price shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

           (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten years in the case of a Non-Qualified Stock Option, ten years in the case of an Incentive Stock Option granted to a Participant who is not a Ten Percent Owner, and five years in the case of a Incentive Stock Option granted to a Participant who is a Ten Percent Owner.

           (iii) Number of Shares and Time and Method of Exercise. The Committee shall determine the number of Shares underlying each Option and the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

           (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No Incentive Stock Option may be granted more than ten years after the effective date of the Plan, as set forth in Section 14. The aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000. To the extent that the aggregate Market Value of such Shares exceeds $100,000, such excess shall, upon exercise, be treated as Shares received pursuant to the exercise of a Non-Qualified Stock Option. The Corporation shall designate which Shares to be received by the Participant will be treated as Incentive Stock Option stock and which Shares will be treated as Non-Qualified Stock Option stock by issuing separate share certificates and identifying them as such in the Corporation's share transfer records.

           (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant for any reason other than for Cause or due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) three months following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) one year following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Upon Termination of Service of a Participant for Cause, each Option granted to the Participant, to the extent not previously exercised, shall immediately be forfeited.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Options may be granted under the Plan and the number and class of shares underlying outstanding Options granted under the Plan (as well as the exercise price of each such outstanding Option) shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Option which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Option.

     7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 50% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Option Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

     9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. A Non-Qualified Stock Option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Option recipient, an Option shall be exercisable only by the Option recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     10. Certain Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no director, officer, employee, Consultant, Advisor or other person shall have any claim or right to be granted an Option under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Consultant or Advisor any right to be retained in the employ of or as a Consultant or Advisor to the Corporation or any Affiliate.

     11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     12. Withholding, Notice of Disposition.

     (a) Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. If the Corporation retains or sells a number of Shares that a Participant otherwise would be entitled to, the fair market value of the Shares retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Option. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

     (b) A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Shares acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such Shares, setting forth the date and manner of disposition, the number of Shares disposed of and the price at which such Shares were disposed. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose.

     13. Amendment or Termination.

         (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

         (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Option. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Option without the consent of the Participant or holder thereof, except as otherwise provided herein.

     14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                  REGENERX BIOPHARMACEUTICALS, INC.

                                                            June 23, 2004


                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.

                               Please detach along perforated line and mail in the envelope provided.


------------------------------------------------------------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS OF ALL NOMINEES LISTED (EXCEPT       |                                              FOR   AGAINST  ABSTAIN
    AS MARKED TO THE CONTRARY BELOW):                          | 2. AMENDMENT OF THE AMENDED AND RESTATED     [ ]     [ ]      [ ]
                                                               |    2000 STOCK OPTION AND INCENTIVE PLAN
                                      NOMINEES:                |    TO INCREASE THE NUMBER OF SHARES UNDER
[ ] FOR ALL NOMINEES                  [ ] Allan L. Goldstein   |    THE PLAN.
                                      [ ] J.J. Finkelstein     |
[ ] WITHHOLD AUTHORITY                [ ] Albert Rosenfeld     | 3. RATIFICATION OF REZNICK FEDDER &          [ ]     [ ]      [ ]
    FOR ALL NOMINEES                  [ ] Joseph C. McNay      |    SILVERMAN, P.C. AS COMPANY AUDITORS
                                      [ ] Richard J. Hindin    |    FOR THE FISCAL YEAR ENDING
[ ] FOR ALL EXCEPT                    [ ] Mauro Bove           |    DECEMBER 31, 2004.
    (See instructions below)                                   |
                                                               |  In their discretion, the proxies are authorized to vote upon such
                                                               |  other business as may properly come before the meeting and any
                                                               |  adjournment(s) thereof.
                                                               |
                                                               |  THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY, PRIOR TO
                                                               |  THE EXECUTION OF THIS PROXY, OF NOTICE OF THE MEETING, THE
                                                               |  COMPANY'S PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT ON FORM
                                                               |  10-KSB, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 2003.
                                                               |
                                                               |
INSTRUCTION:   To withhold authority to vote for any           |
------------   individual nominee(s), mark "FOR ALL EXCEPT"    |
               and fill in the circle next to each nominee     |
               you wish to withhold, as shown here:        [ ] |
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                                                               |
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To change the address on your account, please check the box    |
at right and indicate your new address in the address space    |
above. Please note that changes to the registered name(s)      |
on the account may not be submitted via this method.       [ ] |
---------------------------------------------------------------
                        --------------------        -------------                           ----------------         -------------
Signature of Stockholder                       Date:                Signature of Stockholder                    Date:
                        ----------------------      -------------                           -----------------        -------------
Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        REGENERX BIOPHARMACEUTICALS, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 23, 2004

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder(s) hereby appoints the Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company"), and its survivor, with full power of substitution, to act as the agent, attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, June 23, 2004 at 2550 M Street, NW, Washington, DC, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated hereon.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREON. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I, FOR PROPOSAL II, FOR PROPOSAL III AND, AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                (Continued and to be signed on the reverse side)